Exhibit 99.1
 -------------------------------------------------------------      ------------
 CASE NAME:                        Venus Exploration, Inc
 -------------------------------------------------------------

 -------------------------------------------------------------
 CASE:                             02-13109-BP-11
 -------------------------------------------------------------
                                                                  ACCRUAL BASIS
 -------------------------------------------------------------
 JUDGE:  Bill Parker                                               5/20/03
 -------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                            MONTH ENDING: April, 2003

                                                                        Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE PARTY:


   /s/ EUGENE L. AMES, JR.                          CEO
   -----------------------                          -------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY          TITLE


   Eugene L. Ames, Jr
   -----------------------
   PRINTED NAME OF RESPONSIBLE PARTY                DATE




   PREPARER:


   /s/ TERRY F. HARDEMAN                            Chief Accounting Officer
   -----------------------                          --------------------------
   ORIGINAL SIGNATURE OF PREPARER                   TITLE


   Terry F. Hardeman
   -----------------------
   PRINTED NAME OF PREPARER                         DATE

 -----------------------------------------------------------------------------------
 CASE NAME:                                            Venus Exploration, Inc                      ACCRUAL BASIS-1
 -----------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------
 CASE:                                                 02-13109-BP-11                                     5/20/03
 -----------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------
 COMPARATIVE BALANCE SHEET
 ----------------------------------------------------------------------------------------------------------------------
                                                                         SCHEDULE        MONTH          MONTH     MONTH
                                                                                    -----------------------------------
 ASSETS                                                                   AMOUNT      March, 2003    April, 2003
 ----------------------------------------------------------------------------------------------------------------------
   1. UNRESTRICTED CASH                                                                ($21,140.47)    $13,606.04
 ----------------------------------------------------------------------------------------------------------------------
   2. RESTRICTED CASH                                                                $1,512,474.00  $1,516,206.49
 ----------------------------------------------------------------------------------------------------------------------
   3. TOTAL CASH                                                                     $1,491,333.53  $1,529,812.53
 ----------------------------------------------------------------------------------------------------------------------
   4. ACCOUNTS RECEIVABLE, NET                                                         $276,506.72    $325,559.85
 ----------------------------------------------------------------------------------------------------------------------
   5. INVENTORY
 ----------------------------------------------------------------------------------------------------------------------
   6. NOTES RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------------
   7. PREPAID EXPENSES                                                                  $97,968.25     $82,875.07
 ----------------------------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------------
   9. TOTAL CURRENT ASSETS                                                           $1,865,808.50  $1,938,247.45
 ----------------------------------------------------------------------------------------------------------------------
  10. PROPERTY, PLANT, & EQUIPMENT                                                   $6,176,305.07  $6,167,521.88
 ----------------------------------------------------------------------------------------------------------------------
  11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION                                     ($4,213,857.32)($4,212,206.90)
 ----------------------------------------------------------------------------------------------------------------------
  12. NET PROPERTY, PLANT & EQUIPMENT                                                $1,962,447.75  $1,955,314.98
 ----------------------------------------------------------------------------------------------------------------------
  13. DUE FROM INSIDERS                                                                  $9,811.76      $9,612.58
 ----------------------------------------------------------------------------------------------------------------------
  14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) Schedule 1                       $31,942.57     $19,235.00
 ----------------------------------------------------------------------------------------------------------------------
  15. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------------
   16 TOTAL ASSETS                                                                   $3,870,010.58  $3,922,410.01
 ----------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------------------
  17. ACCOUNTS PAYABLE                                                                  $46,829.74    $105,556.06
 ----------------------------------------------------------------------------------------------------------------------
  18. TAXES PAYABLE
 ----------------------------------------------------------------------------------------------------------------------
  19. NOTES PAYABLE
 ----------------------------------------------------------------------------------------------------------------------
  20. PROFESSIONAL FEES
 ----------------------------------------------------------------------------------------------------------------------
  21. SECURED DEBT
 ----------------------------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)                              Accrued Payables                                 $3,409.55
 ----------------------------------------------------------------------------------------------------------------------
  23. TOTAL POSTPETITION LIABILITIES                                                    $46,829.74    $108,965.61
 ----------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------------------
  24. SECURED DEBT                                                                   $1,525,916.51  $1,511,905.17
 ----------------------------------------------------------------------------------------------------------------------
  25. PRIORITY DEBT                                                                          $0.00          $0.00
 ----------------------------------------------------------------------------------------------------------------------
  26. UNSECURED DEBT                                                                 $6,049,193.17  $6,068,753.72
 ----------------------------------------------------------------------------------------------------------------------
  27. OTHER (ATTACH LIST)                              Schedule 2                       $43,489.13     $43,489.13
 ----------------------------------------------------------------------------------------------------------------------
  28. TOTAL PREPETITION LIABILITIES                                                  $7,618,598.81  $7,624,148.02
 ----------------------------------------------------------------------------------------------------------------------
  29. TOTAL LIABILITIES                                                              $7,665,428.55  $7,733,113.63
 ----------------------------------------------------------------------------------------------------------------------
 EQUITY
 ----------------------------------------------------------------------------------------------------------------------
  30. PREPETITION OWNERS' EQUITY                                                    ($3,752,128.04)($3,752,128.04)
 ----------------------------------------------------------------------------------------------------------------------
  31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                                         ($43,289.93)   ($42,207.84)
 ----------------------------------------------------------------------------------------------------------------------
  32. DIRECT CHARGES TO EQUITY (ATTACHMENT EXPLANATION)                                               ($16,367.74)
 ----------------------------------------------------------------------------------------------------------------------
  33. TOTAL EQUITY                                                                  ($3,795,417.97)($3,810,703.62)
 ----------------------------------------------------------------------------------------------------------------------
  34. TOTAL LIABILITIES & OWNERS' EQUITY                                             $3,870,010.58  $3,922,410.01
 ----------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 CASE NAME:                               Venus Exploration, Inc                             ACCRUAL BASIS-2
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 CASE:                                    02-13109-BP-11                                           5/20/03
 ------------------------------------------------------------------------------

 ----------------------------------------------------------
 INCOME STATEMENT
 ------------------------------------------------------------------------------------------------------------------
                                                                  MONTH            MONTH         MONTH      QUARTER
                                                           ---------------------------------------------------------
 REVENUES                                                      March, 2003      April, 2003                 TOTAL
 ------------------------------------------------------------------------------------------------------------------
  1. GROSS REVENUES                        (Note 2)                $158,388.25   $153,323.34
 ------------------------------------------------------------------------------------------------------------------
  2. LESS: RETURNS & DISCOUNTS
 ------------------------------------------------------------------------------------------------------------------
  3. NET REVENUE                                                   $158,388.25   $153,323.34
 ------------------------------------------------------------------------------------------------------------------
 COSTS OF GOODS SOLD
 ------------------------------------------------------------------------------------------------------------------
  4. MATERIAL
 ------------------------------------------------------------------------------------------------------------------
  5. DIRECT LABOR
 ------------------------------------------------------------------------------------------------------------------
  6. DIRECT OVERHEAD
 ------------------------------------------------------------------------------------------------------------------
  7. TOTAL COST OF GOODS SOLD                                            $0.00         $0.00
 ------------------------------------------------------------------------------------------------------------------
  8. GROSS PROFIT                                                  $158,388.25   $153,323.34
 ------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ------------------------------------------------------------------------------------------------------------------
  9. OFFICER /  INSIDER COMPENSATION                                     $0.00         $0.00
 ------------------------------------------------------------------------------------------------------------------
 10. SELLING & MARKETING
 ------------------------------------------------------------------------------------------------------------------
 11. GENERAL & ADMINISTRATIVE                                       $55,279.34    $38,365.54
 ------------------------------------------------------------------------------------------------------------------
 12. RENT & LEASE                                                    $6,446.67     $3,749.88
 ------------------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)                  Schedule 3               $119,770.39    $94,316.18
 ------------------------------------------------------------------------------------------------------------------
 14. TOTAL OPERATING EXPENSES                                      $181,496.40   $136,431.60
 ------------------------------------------------------------------------------------------------------------------
 15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE                  ($23,108.15)   $16,891.74
 ------------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSE
 ------------------------------------------------------------------------------------------------------------------
 16. NON-OPERATING INCOME (ATT. LIST)     Schedule 4                $17,587.57    $21,914.53
 ------------------------------------------------------------------------------------------------------------------
 17. NON-OPERATING EXPENSE (ATT. LIST)
 ------------------------------------------------------------------------------------------------------------------
 18. INTEREST EXPENSE                                                $7,887.63     $8,132.00
 ------------------------------------------------------------------------------------------------------------------
 19. DEPRECIATION / DEPLETION                                       $17,047.60    $16,884.61
 ------------------------------------------------------------------------------------------------------------------
 20. AMORTIZATION                                                   $12,707.57    $12,707.57
 ------------------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)
 ------------------------------------------------------------------------------------------------------------------
 22. NET OTHER INCOME & EXPENSES                                    $20,055.23    $15,809.65
 ------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ------------------------------------------------------------------------------------------------------------------
 23. PROFESSIONAL FEES                                                 $126.55
 ------------------------------------------------------------------------------------------------------------------
 24. U. S. TRUSTEE FEES
 ------------------------------------------------------------------------------------------------------------------
 25. OTHER (ATTACH LIST)
 ------------------------------------------------------------------------------------------------------------------
 26. TOTAL REORGANIZATION EXPENSES                                     $126.55         $0.00
 ------------------------------------------------------------------------------------------------------------------
 27. INCOME TAX
 ------------------------------------------------------------------------------------------------------------------
 28. NET PROFIT (LOSS)                                             ($43,289.93)    $1,082.09
 ------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE NAME:                              Venus Exploration, Inc                           ACCRUAL BASIS-3
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 CASE:                                   02-13109-BP-11                                      5/20/03
 --------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                              MONTH           MONTH        MONTH      QUARTER
                                                          --------------------------------------------------------
 DISBURSEMENTS                                               March, 2003     April, 2003                TOTAL
 ----------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                                  $71,364.18    ($21,140.47)
 ----------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                 $61,322.08     $66,216.98
 ----------------------------------------------------------------------------------------------------------------
 COLLECTIONS OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------
  3. PREPETITON                                                 $15,922.14      $8,450.57
 ----------------------------------------------------------------------------------------------------------------
  4. POSTPETITION
 ----------------------------------------------------------------------------------------------------------------
  5. TOTAL OPERATING RECEIPTS                                   $77,244.22     $74,667.55
 ----------------------------------------------------------------------------------------------------------------
 NON-OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------------------
  6. LOANS & ADVANCES (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
  7. SALE OF ASSETS
 ----------------------------------------------------------------------------------------------------------------
  8. OTHER (ATTACH LIST)                 Schedule 8             $17,587.57     $45,350.29
 ----------------------------------------------------------------------------------------------------------------
  9. TOTAL NON-OPERATING RECEIPTS                               $17,587.57     $45,350.29
 ----------------------------------------------------------------------------------------------------------------
 10. TOTAL RECEIPTS                                             $94,831.79    $120,017.84
 ----------------------------------------------------------------------------------------------------------------
 11. TOTAL CASH AVAILABLE                                      $166,195.97     $98,877.37
 ----------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------------------
 12. NET PAYROLL                                                 $6,040.99      $3,352.11
 ----------------------------------------------------------------------------------------------------------------
 13. PAYROLL TAXES PAID                                          $2,444.51      $1,192.98
 ----------------------------------------------------------------------------------------------------------------
 14. SALES, USE & OTHER TAXES PAID
 ----------------------------------------------------------------------------------------------------------------
 15. SECURED / RENTAL / LEASES
 ----------------------------------------------------------------------------------------------------------------
  16 UTILITIES
 ----------------------------------------------------------------------------------------------------------------
 17. INSURANCE
 ----------------------------------------------------------------------------------------------------------------
 18. INVENTORY PURCHASES
 ----------------------------------------------------------------------------------------------------------------
 19. VEHICLE EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 20. TRAVEL
 ----------------------------------------------------------------------------------------------------------------
 21. ENTERTAINMENT
 ----------------------------------------------------------------------------------------------------------------
 22. REPAIRS & MAINTENANCE
 ----------------------------------------------------------------------------------------------------------------
 23. SUPPLIES
 ----------------------------------------------------------------------------------------------------------------
 24. ADVERTISING
 ----------------------------------------------------------------------------------------------------------------
 25. OTHER (ATTACH LIST)                 Schedule 5            $178,850.94     $80,726.24
 ----------------------------------------------------------------------------------------------------------------
 26. TOTAL OPERATING DISBURSEMENTS                             $187,336.44     $85,271.33
 ----------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 27. PROFESSIONAL FEES
 ----------------------------------------------------------------------------------------------------------------
 28. U.S. TRUSTEE FEES
 ----------------------------------------------------------------------------------------------------------------
 29. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------------
 30. TOTAL REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------------------
 31. TOTAL DISBURSEMENTS                                       $187,336.44     $85,271.33
 ----------------------------------------------------------------------------------------------------------------
 32. NET CASH FLOW                                             ($92,504.65)    $34,746.51
 ----------------------------------------------------------------------------------------------------------------
 33. CASH - END OF MONTH                                       ($21,140.47)    $13,606.04
 ----------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------
 CASE NAME:                       Venus Exploration, Inc                           ACCRUAL BASIS - 4
 ----------------------------------------------------------------

 ----------------------------------------------------------------
 CASE:                            02-13109-BP-11                                           5/20/03
 ----------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE           MONTH            MONTH          MONTH
                                                                 ------------------------------------------------
 ACCOUNTS RECEIVABLE AGING                           AMOUNT         March, 2003      April, 2003
 ----------------------------------------------------------------------------------------------------------------
  1.                       0 - 30                                         ($201.87)     $70,177.15
 ----------------------------------------------------------------------------------------------------------------
  2.                      31 - 60                                      $155,261.05      $12,921.56
 ----------------------------------------------------------------------------------------------------------------
  3.                      61 - 90                                       $10,028.71     $175,549.06
 ----------------------------------------------------------------------------------------------------------------
  4.                         91 +                                      $183,041.54     $148,160.36
 ----------------------------------------------------------------------------------------------------------------
  5. TOTAL ACCOUNTS RECEIVABLE                                         $348,129.43     $406,808.13
 ----------------------------------------------------------------------------------------------------------------
  6. AMOUNT CONSIDERED UNCOLLECTABLE                                    $71,622.71      $71,622.71
 ----------------------------------------------------------------------------------------------------------------
  7. ACCOUNTS RECEIVABLE, NET                                          $276,506.72     $335,185.42
 ----------------------------------------------------------------------------------------------------------------



                                                                             MONTH:  April, 2003
                                                                                   ------------------------------
 AGING OF POSTPETITON TAXES AND PAYABLES
 ----------------------------------------------------------------------------------------------------------------
 TAXES PAYABLE                     0 -  30 DAYS   31 -  60 DAYS     61 - 90 DAYS      91 +  DAYS       TOTAL
 ----------------------------------------------------------------------------------------------------------------
  1. FEDERAL                              $0.00            $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
  2. STATE                                $0.00            $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
  3. LOCAL                                $0.00            $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
  4. OTHER (ATTACH LIST)                  $0.00            $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
  5. TOTAL TAXES PAYABLE                  $0.00            $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------

 ---------------------------------              -----------------------------------------------------------------
  6. ACCOUNTS PAYABLE               $134,597.64                                                      $134,597.64
 ---------------------------------              -----------------------------------------------------------------


                                                                             MONTH:  April, 2003
                                                                                   ------------------------------
 STATUS OF POSTPETITION TAXES
 ----------------------------------------------------------------------------------------------------------------
 FEDERAL                                         BEGINNING TAX    AMOUNT WITHHELD    AMOUNT PAID   ENDING TAX LIABILITY
                                                    LIABILITY      AND OR ACCRUED
 -----------------------------------------------------------------------------------------------------------------------
  1. WITHHOLDING**                                         $0.00           $510.18         $510.18         $0.00
 ----------------------------------------------------------------------------------------------------------------
  2. FICA - EMPLOYEE**                                     $0.00           $319.95         $319.95         $0.00
 ----------------------------------------------------------------------------------------------------------------
  3. FICA - EMPLOYER**                                     $0.00           $319.94         $319.94         $0.00
 ----------------------------------------------------------------------------------------------------------------
  4. UNEMPLOYMENT                                          $0.00             $4.02           $4.02         $0.00
 -----------------------------------------------                                                   --------------
  5. INCOME                                                $0.00             $0.00           $0.00         $0.00
 -----------------------------------------------                                                   --------------
  6. OTHER (ATTACH LIST)                                   $0.00             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
  7. TOTAL FEDERAL TAXES                                   $0.00         $1,154.09       $1,154.09         $0.00
 ----------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 ----------------------------------------------------------------------------------------------------------------
  8. WITHHOLDING                                               0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------                                  --------------
  9. SALES                                                     0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
 10. EXCISE                                                    0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                                              0            $38.89          $38.89         $0.00
 ----------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY                                             0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------                                  --------------
 13. PERSONAL PROPERTY                                         0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------                                  --------------
 14. OTHER (ATTACH LIST)                                       0             $0.00           $0.00         $0.00
 ----------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL                                   $0.00            $38.89          $38.89         $0.00
 ----------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES                                           $0.00         $1,192.98       $1,192.98         $0.00
 ----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment Schedule 7 or deposit.



 ---------------------------------------------------------------------
 CASE NAME:                              Venus Exploration, Inc                          ACCRUAL BASIS - 5
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 CASE:                                   02-13109-BP-11                                        5/20/03
 ---------------------------------------------------------------------

 The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach addition sheets if necessary.



                                                                                   MONTH: April, 2003
                                                                                         ---------------------------
 BANK RECONCILIATIONS                                   Account #1        Account #2       Account #3
 -------------------------------------------------------------------------------------------------------------------
 A.      BANK                                              Frost             Frost           Frost
 -------------------------------------------------------------------------------------------------------------------
 B       ACCOUNT NUMBER                                    01 0445703         01 0445606    01 0445681     TOTAL
 -------------------------------------------------------------------------------------------------------------------
 C       PURPOSE (TYPE):                                  Regular           Payroll          Rental
 -------------------------------------------------------------------------------------------------------------------
  1. BALANCE PER BANK STATEMENT                             24,930.90           5,366.77     48,026.87   $78,324.54
 -------------------------------------------------------------------------------------------------------------------
  2. ADD:  TOTAL DEPOSITS NOT CREDITED                         403.45                                       $403.45
 -------------------------------------------------------------------------------------------------------------------
  3. SUBTRACT:  OUTSTANDING CHECKS                         (18,280.74)                      (47,990.26) ($66,271.00)
 -------------------------------------------------------------------------------------------------------------------
  4. OTHER RECONCILING ITEMS                                                                                  $0.00
 -------------------------------------------------------------------------------------------------------------------
  5. MONTH END BALANCE PER ITEMS                            $7,053.61          $5,366.77        $36.61   $12,456.99
 -------------------------------------------------------------------------------------------------------------------
  6. NUMBER OF LAST CHECK WRITTEN                                7789                104          1033
 -------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------
 INVESTMENT ACCOUNTS                                    Account #1        Account #2       Account #3
 -------------------------------------------------------------------------------------------------------------------
 BANK , ACCOUNT NAME & NUMBER                        DATE OF PURCHASE TYPE OF INSTRUMENT PURCHASE PRICECURRENT VALUE
 --------------------------------------------------------------------------------------------------------------------
  7.     ACCOUNT NUMBER
 -------------------------------------------------------------------------------------------------------------------
  8.     PURPOSE (TYPE):
 -------------------------------------------------------------------------------------------------------------------
  9. BALANCE PER BANK STATEMENT
 -------------------------------------------------------------------------------------------------------------------
 10. ADD:  TOTAL DEPOSITS NOT CREDITED
 -------------------------------------------------------------------------------------------------------------------
 11. TOTAL INVESTMENTS                    Schedule 6                                                        $849.05
 -------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------
 CASH
 -------------------------------------------------------------------------------------------------------------------
 12. CURRENCY ON HAND                                                                                       $300.00
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
 13. TOTAL CASH - END OF MONTH                                                                           $13,606.04
 -------------------------------------------------------------------------------------------------------------------



  ------------------------------------------------------
  CASE  NAME:                   Venus Exploration, Inc                 ACCRUAL BASIS-6
  ------------------------------------------------------

  ------------------------------------------------------
  CASE  NUMBER:                 02-13109-BP-11                                5/20/03
  ------------------------------------------------------

                                                                 MONTH:  April, 2003
                                                                       ---------------------------

  ------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  ------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





  ---------------------------------------------------------------------
  INSIDERS
  ---------------------------------------------------------------------
                                TYPE  OF    AMOUNT      TOTAL PAID
               NAME             PAYMENT     PAID        TO DATE
   1. Ames Energy Company       Consulting Fee                  $3,638
  ---------------------------------------------------------------------
   2. John Y Ames               Consulting Fee                  $6,755
  ---------------------------------------------------------------------
      Terry Hardeman            Consulting
   3.                            Fee             $7,575        $13,485
  ---------------------------------------------------------------------
   4.
  ---------------------------------------------------------------------
   5.
  ---------------------------------------------------------------------
   6. TOTAL  PAYMENTS
      TO  INSIDERS                               $7,575        $23,878
  ---------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------
  PROFESSIONALS
  ------------------------------------------------------------------------------------------------
                                    DATE  OF  COURT                                   TOTAL
                                  ORDER
                                 AUTHORIZING   AMOUNT       AMOUNT       TOTAL  PAID  INCURRED
                    NAME          PAYMENT     APPROVED       PAID         TO  DATE    & UNPAID *
  -------------------------------------------------------------------------------------------------
   1. Ed Birkelo                  4/22/2003                     $3,950         $8,450      $1,200
  ------------------------------------------------------------------------------------------------
   2. Larry Bennett               4/22/2003                     $3,240         $5,985        $810
  ------------------------------------------------------------------------------------------------
   3. Gloria Barrett              4/22/2003                     $1,765         $5,106      $3,062
  ------------------------------------------------------------------------------------------------
   4. Alan Bailey                 4/22/2003                     $1,980         $4,950        $660
  ------------------------------------------------------------------------------------------------
   5.
  ------------------------------------------------------------------------------------------------
   6. TOTAL  PAYMENTS
      TO  PROFESSIONALS                                        $10,935        $24,491      $5,732
  ------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

  ------------------------------------------------------------------------------------

 POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
 PROTECTION  PAYMENTS
 ----------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------
 NAME OF CREDITOR                              SCHEDULED    AMOUNTS
                                               MONTHLY      PAID      TOTAL
                                               PAYMENTS     DURING    UNPAID
                                               DUE          MONTH     POSTPETITION
 ----------------------------------------------------------------------------------------
  1. Frost Bank                                  $7,552    $7,552                 $0
 ----------------------------------------------------------------------------------------
  2. North Frost Center                          $4,000    $4,000                 $0
 ----------------------------------------------------------------------------------------
  3. Alamo Leasing                               $4,086    $4,086                 $0
 ----------------------------------------------------------------------------------------
  4. Manifest Funding                            $1,596    $3,192                 $0
 ----------------------------------------------------------------------------------------
  5. GE Capital                                    $305      $305                 $0
 ----------------------------------------------------------------------------------------
  6. TOTAL                                      $17,539   $19,135                 $0
 ----------------------------------------------------------------------------------------



 ---------------------------------------------------------------------
 CASE  NAME:            Venus Exploration, Inc                        ACCRUAL  BASIS-7
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 CASE  NUMBER:          02-13109-BP-11                                           5/20/03
 ---------------------------------------------------------------------

                                                                      MONTH:             April, 2003
                                                                                         ------------------------

 ----------------------------------------------
 QUESTIONNAIRE

 ----------------------------------------------------------------------------------------------------------------
                                                                                         YES          NO
 ----------------------------------------------------------------------------------------------------------------
  1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                      X
 ----------------------------------------------------------------------------------------------------------------
  2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                 X
 ----------------------------------------------------------------------------------------------------------------
  3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE  FROM RELATED PARTIES?                                                                X
 ----------------------------------------------------------------------------------------------------------------
  4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
     THIS REPORTING                                                       Schedule 9     X
      PERIOD?
 ----------------------------------------------------------------------------------------------------------------
  5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                           X
 ----------------------------------------------------------------------------------------------------------------
  6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                               X
 ----------------------------------------------------------------------------------------------------------------
  7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
     PAST  DUE?                                                                                       X
 ----------------------------------------------------------------------------------------------------------------
  8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                          X
 ----------------------------------------------------------------------------------------------------------------
  9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                   X
 ----------------------------------------------------------------------------------------------------------------
 10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
     DELINQUENT?                                                                                      X
 ----------------------------------------------------------------------------------------------------------------
 11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
     REPORTING PERIOD?                                                                                X
 ----------------------------------------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
 ----------------------------------------------------------------------------------------------------------------

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
 EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.


 ---------------------------------------------------------------------


 -------------------------------------------------------------
 INSURANCE
 ---------------------------------------------------------------------
                                                                YES NO
 ---------------------------------------------------------------------
 1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
 ---------------------------------------------------------------------
 2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                  X
 ---------------------------------------------------------------------
 3. PLEASE  ITEMIZE  POLICIES  BELOW.
 ---------------------------------------------------------------------

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR
  IF  ANY  POLICIES  HAVE  BEEN CANCELLED  OR  NOT  RENEWED  DURING
  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH
  ADDITIONAL  SHEETS  IF  NECESSARY.



 --------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT  PAYMENTS
 --------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                       PAYMENT AMT
        POLICY                                     CARRIER         PERIOD COVERED     & FREQUENCY
 --------------------------------------------------------------------------------------------------------
  Crime Policy                       Hartford Causality              7/1/00 - 6/30/03 Paid Up
 --------------------------------------------------------------------------------------------------------
  Directors and Officers Liability   XL Specialty Insurance Co      5/21/02 - 5/21/03 Paid Up
 --------------------------------------------------------------------------------------------------------
  Commercial Fire                    Central Insurance Co           10/1/02 - 9/30/03 Paid Up
 --------------------------------------------------------------------------------------------------------
  Control of Well                    St Paul Surplus Line Ins Co     8/1/02 - 7/31/03 5064.84  / Month
 --------------------------------------------------------------------------------------------------------
  Umbrella                           St Paul Surplus Line Ins Co     8/1/02 - 7/31/03 Incld in above
 --------------------------------------------------------------------------------------------------------
  Workman Compensation               Texas Mutual                   6/10/02 - 5/31/03 Paid Up
 --------------------------------------------------------------------------------------------------------
  Auto                               Central Mutual Insurance Co    10/1/02 - 9/30/03 621.73 / Month
 --------------------------------------------------------------------------------------------------------

Note 1
------

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code. The March report covers the period of February 28, 2003 through March 31, 2003.

Note 2
------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for April was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.



 Schedule 1
 ----------

  Deferred Loan Costs              151,857.65
  Amortization of Loan Costs      (139,167.65)
  Utility Deposit                    6,545.00
                                 -------------
                                    19,235.00
                                 -------------

 Schedule 2
 ----------

  Rent Deposit                      20,477.92
  Deferred Federal Income Tax        1,475.00
  Obligations Under Capital Lease   21,536.21
                                 -------------
                                    43,489.13
                                 -------------

 Schedule 3
 ----------

  Production Taxes                  12,156.61
  Lease Operating Expense           47,109.75
  Geological and Geophysical        35,049.82
  Abandonment Costs                      0.00
                                 -------------
                                    94,316.18
                                 -------------

 Schedule 4
 ----------
  Income Recognized From Closing
      Bank Accounts                    244.04
  Income from License Agreement     15,000.00
  Recovery of Accruals               2,938.00
  Interest Income                    3,732.49
                                 -------------
                                    21,914.53
                                 -------------

 Schedule 5
 ----------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during April, except payroll and taxes which are shown on Lines 12 and 13.

 Schedule 6
 ----------
The bank account reconciliations shown are the Debtor in Possession accounts. Venus is in the process of closing its old bank accounts. The amount shown, $849.05, is the balance of the old accounts.

 Schedule 7
 ----------
Payroll taxes are paid by payroll preparation company, ADP.

 Schedule 8
 ----------
  Delay Rental Collected from Partner                   25,930.08
  Closing Bank Accounts                                    244.04
  Retainer Refund                                        6,980.68
  Expense Reimbursement                                 11,632.34
  Void Checks                                              320.39
  Amount Received in Error                                 242.76
                                              --------------------
                                                        45,350.29
                                              --------------------

 Schedule 9
  Secured creditors were paid  $14,011.34.